Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Neema Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2008 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Nigel Liang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated this 29th day of July, 2008.

NIGEL LIANG
Nigel Liang
Chief Executive Officer